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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 17, 2003



                             ABLE LABORATORIES, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                      001-11352                 04-3029787
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


6 Hollywood Court, South Plainfield, NJ                              07080
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:        (908) 754-2253









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ITEM 7.     EXHIBITS

            (c)  Exhibits

                 99.1 Press Release issued by Able Laboratories, Inc. on November 18, 2003.




ITEM 9.     REGULATION FD DISCLOSURE

     On November 17, 2003, Able Laboratories, Inc. announced that it had acquired substantially all of the assets of LiquiSource, Inc. The press release announcing the acquisition is attached hereto as exhibits.





                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABLE LABORATORIES, INC.


Date: November 19, 2003                By: /s/ Dhananjay G. Wadekar
                                           -------------------------------------
                                           Dhananjay G. Wadekar
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX




NUMBER                  DESCRIPTION
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 99.1                   Press Release issued by Able Laboratories, Inc. on
                        November 18, 2003.




































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